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                                                                    EXHIBIT 99.3

                                  CERTIFICATION

         Pursuant to Section 906 of the Public Company Accounting Reform and Investor Protection Act of 2002 (18 U.S.C. Section 1350, as adopted) (the "Sarbanes-Oxley Act of 2002"), Gary J. Sbona, the Chief Executive Officer of Auspex Systems, Inc. (the "Company"), and Peter R. Simpson, the Chief Financial Officer of the Company, each hereby certifies that, to his knowledge:

         The information contained in this Current Report fairly presents, in all material respects, the financial condition of the Company at the end of the periods covered by the Current Report and the results of operations of the Company for the periods covered by the Current Report.

         In Witness Whereof, the undersigned have set their hands hereto as of the 25th day of September, 2003.

/s/ Gary J. Sbona                                    /s/ Peter R. Simpson
---------------------------------                    ---------------------------
Gary J. Sbona                                        Peter R. Simpson
Chief Executive Officer                              Chief Financial Officer